EXHIBIT 10.1

LOAN AGREEMENT

Between

GUARANTY BANCSHARES, INC.		FROST BANK
100 W. Arkansas	and	P.O. Box 1600
Mount Pleasant, Texas 75456		San Antonio, Texas 78296

As of March 31, 2017

THIS LOAN AGREEMENT (the “Agreement”) will serve to set forth the terms of the financing transaction by and between GUARANTY BANCSHARES, INC., a Texas corporation (“Borrower”), and FROST BANK, a Texas state bank (“Lender”):

WHEREAS, Borrower is desirous of obtaining a loan from Lender in the aggregate principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) which shall be for general corporate purposes, including acquisition financing and capital augmentation; and

WHEREAS, Lender is desirous of making such loan to Borrower in the principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) for the purposes set forth above, but on the terms, conditions and covenants hereafter contained.

NOW, THEREFORE, subject to all terms, conditions and covenants hereinafter set forth and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE I

Definitions

1.01 Definitions. The terms defined in this Article I (except as otherwise expressly provided in this Agreement) for all purposes shall have the following meanings:

“Advance” shall mean the amounts requested by Borrower from time to time as set forth in Section 2.01 of this Agreement.

“Bank” shall mean Guaranty Bank & Trust, N.A.

“Business Day” shall mean a day on which Lender is open for transaction of its general banking business.

“Cash Flow Coverage” shall mean the ratio of (i) the Borrower’s consolidated Net Income after dividends plus Borrower’s unconsolidated interest expense for the preceding four fiscal quarters, to (ii) the scheduled principal and interest payments on the Borrower’s unconsolidated debt (including Trust Preferred) for the preceding four fiscal quarters, all as determined in accordance with GAAP.

“Closing Date” shall mean the date this Agreement is executed by all parties hereto which shall be the day and year first written above unless otherwise indicated. The closing shall take place at such place as the parties shall mutually agree.

“Collateral” shall have the meaning ascribed to it in Section 2.03.

“Equity Capital” shall mean the sum of (i) preferred stock, (ii) common stock (iii) capital surplus, (iv) retained earnings, (v) accumulated other comprehensive income, all as determined by regulatory accounting principles consistently applied.

“Event of Default” means any event specified in Section 6.01 of this Agreement, provided that any requirement in connection with such event for the giving of notice or lapse of time or any other condition has been satisfied.

“GAAP” means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a “consistent basis” when the accounting principles observed in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

“Highest Lawful Rate” shall mean the maximum rate of nonusurious interest allowed from time to time by Law. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Loan. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Loan, the “weekly ceiling” specified in such article is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

“Laws” shall mean all statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of the United States, any state or commonwealth, any municipality, or any Tribunal.

“Loan” shall mean the extension of credit to Borrower pursuant to Section 2.01 of this Agreement.

“Loan Documents” shall mean this Agreement, the Note, the Security Instruments, and all instruments or documents executed and delivered pursuant to or in connection with this Agreement and any future amendments hereto or thereto, and all renewals and extensions thereof.

“Net Income” shall mean that amount of income remaining after deducting expenses (including provision for loan and lease losses) and payments of all taxes incurred as reflected on the Bank’s financial reports, all as calculated in accordance with GAAP.

“Non-Performing Assets” means loans on nonaccrual, loans on which the interest rate has been reduced, other than to reflect the then prevailing market interest rates or reduced pursuant to their express terms, loans which have been past due for ninety (90) days or more (specifically excluding all performing bankruptcy mortgages) and one hundred percent (100%) of Other Real Estate.

“Non-Performing Assets Ratio” shall mean the ratio of Non-Performing Assets to Equity Capital plus reserves for loan losses.

“Note” shall mean the promissory note evidencing the Loan executed pursuant to Section 2.02 of this Agreement and any promissory note issued in substitution therefore or in renewal or extension or rearrangement thereof.

“Obligations” shall mean the outstanding principal amounts of the Note and interest accrued thereon, and any and all other indebtedness, liabilities and obligations whatsoever of Borrower to Lender under the Note and/or the Security Instruments and all renewals, modifications and extensions thereof, plus interest accruing on any foregoing and all attorney fees and costs incurred in the enforcement of any foregoing.

“Other Real Estate” shall mean the real property owned by Bank as a result of foreclosure, deeds in lieu of foreclosure, or judicial process, or received as partial payment of a note, specifically excluding real estate occupied by Bank in the conduct of its ordinary course of business.

“Person” shall mean any individual, firm, corporation, association, partnership, joint venture, trust or other entity.

“Security Instruments” shall mean any documents securing the Obligations. On the Closing Date the Loan is unsecured.

“Subordinated Debentures” shall mean (a) those certain ten (10) unsecured redeemable non-convertible debentures in the face amount of $500,000 each, in the aggregate amount of $5,000,000; two debentures with a 24 month term (October 1, 2012) at 3%, two debentures with 30 month term (April 1, 2013) at 3.5%, two debentures with a 36 month term (October 1, 2013) at 4%, two debentures with a 42 month term (April 1, 2014) at 4.5% and two debentures with a 48 month term (October 1, 2014) at 5%; each issued by the Borrower pursuant to Confidential Private Offering Letter and Subscription Agreement dated on or about October 1, 2010; and (b) those certain eight (8) unsecured redeemable non-convertible debentures in the face amount of $500,000 each, in the aggregate amount of $4,000,000; two debentures with a 24 month term (April 1, 2015) at 2%, two debentures with 30 month term (October 1, 2015) at 2.5%, two debentures with a 36 month term (April 1, 2016) at 3%, and two debentures with a 42 month term (October 1, 2016) at 3.5%; each issued by the Borrower pursuant to Confidential Private Offering Letter and Subscription Agreement dated on or about April 1, 2013.

“Subsidiary” means any corporation or bank of which more than fifty (50%) of the issued and outstanding securities having ordinary voting power for the election of a majority of directors is owned or controlled, directly or indirectly, by Borrower; by Borrower with one or more Subsidiaries; or by just one or more Subsidiaries.

“Tangible Net Worth” means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders’ equity on a balance sheet; provided, however, there is excluded therefrom; (i) any amount at which shares of capital stock of Borrower (treasury shares) appears as an asset on the balance sheet, (ii) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, (iii) patents, trademarks, trade names, and copyrights, and (iv) all other assets which are properly classified as intangible assets.

“Taxes” shall mean all taxes, assessments, fees, or other charges from time to time or at any time imposed by any Laws or by any Tribunal.

“Total Risk Based Capital Ratio” shall mean the ratio of the Bank’s Total Risk Based Capital to its Risk Based Assets (as reported in its call report under schedule RC-R, line item 33, section RCON7205).

“Tribunal” shall mean any state, commonwealth, federal, foreign, territorial, regulatory, or other court or governmental department, commission, board, bureau, agency or instrumentality.

1.02 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words “hereof,” “herein,” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

ARTICLE II

Loan, Security and Conditions Precedent

2.01 The Loan. Subject to the terms and conditions of this Agreement, Lender agrees to make a revolving line of credit available to Borrower in the principal amount of TWENTY FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) which shall be for general corporate purposes, including acquisition financing and capital augmentation. The Loan is a revolving line of credit, and Borrower shall have the right to borrow, repay, and re-borrow against the Note, provided, however that in no event shall the total amount outstanding against the Note exceed the stated principal amount of $25,000,000.00.

2.02 The Note. The obligation of Borrower to pay the Loan shall be evidenced by a promissory note (the “Note”) executed by Borrower and payable to the order of Lender, in the principal amount of $25,000,000.00 bearing interest at the variable rate set forth in the Note. The Borrower shall pay principal and interest in accordance with the terms of the Note, with the maturity date being as set forth in the Note.

2.03 Security for the Loan. Any and all property which may hereafter be delivered to secure the Obligations shall be referred to herein as “Collateral”. As of the Closing Date the Loan is unsecured and there is no Collateral.

2.04 Conditions Precedent to Closing. The obligation of Lender to make the Loan shall be subject to the conditions precedent that Lender shall have received on or before the day of the making of the Loan, the following documents, in form and substance satisfactory to Lender:

(a)
Note. The Note executed by Borrower.
(b)
Resolutions. Corporate resolutions of the Board of Directors of Borrower certified by the Secretary of such corporation, which resolutions authorize the execution, delivery and performance by the corporation of this Agreement and the other Loan Documents. Included in said resolutions or by separate document, the Lender shall receive a certificate of incumbency certified by the Secretary of corporation certifying the names of each officer authorized to execute this Agreement and the other Loan Documents, together with specimen signatures of such officers.
(c)
Articles of Incorporation. Copies of the Articles of Incorporation of Borrower and the Articles of Association of Bank certified to be true and correct by the Secretary of Borrower and cashier of Bank, respectively.

(d)
Bylaws. The Bylaws of Borrower and Bank certified to be true and correct by the Secretary of Borrower and cashier of Bank, respectively.
(e)
Government Certificates. Certificates of Good Standing and Existence issued by the appropriate government entities for the Borrower and the Bank; and a copy of the Letter of Approval from the Board of Governors of the Federal Reserve Bank approving Borrower’s application as a bank holding company (or such other documentation acceptable to Lender to evidence the Borrower’s status as a bank holding company).
(f)
Financial Statements. Borrower and its Subsidiaries shall have each delivered to Lender such financial statements as shall have been requested by Lender, in form and substance satisfactory to Lender in its sole discretion.
(g)
Fees. Borrower shall pay a $25,000.00 loan origination fee to Lender plus all fees incurred by Lender in connection with the Loan, including without limitation, the Lender’s attorney’s fees.
(h)
Additional Papers. Borrower shall have delivered to Lender such other documents, records, instruments, papers, opinions, and reports, as shall have been requested by Lender, to evidence the status or organization or authority of Borrower or to evidence or secure payment of the Obligations, all in form satisfactory to Lender and its counsel.

ARTICLE III

Representations and Warranties

To induce Lender to enter into this Agreement and upon which Lender has relied in entering into this Agreement and consummating the transactions herein described, Borrower represents and warrants to Lender that:

3.01 Organization of Borrower. Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas; Borrower is duly authorized, qualified under all applicable Laws to conduct its businesses; and Borrower has full power, capacity, authority and legal right to conduct the businesses in which it does now, and propose to, engage; and Borrower has full power, capacity, authority and legal right to execute and deliver and to perform and observe the provisions of this Agreement, and the other Loan Documents, to which it is a party, all of which have been duly authorized and approved by all necessary corporate action. The Bank is a state bank; the Bank is duly authorized and qualified under all applicable Laws to conduct its businesses; and the Bank has full power, capacity, authority and legal right to conduct the businesses in which it does now, and proposes to, engage; and the Bank has full power, capacity, authority and legal right to execute and deliver and to perform and observe the provisions of this Agreement and the other Loan Documents to which it is a party, all of which have been duly authorized and approved by all necessary corporate action.

3.02 Litigation. No action, suit or proceeding against or affecting Borrower or any Subsidiary is known to be pending, or to the knowledge of Borrower threatened, in any court or before any governmental agency or department, which, if adversely determined, could result in a final judgment or liability of a material amount not fully covered by insurance, or which may result in any material adverse change in the business, or in the condition, financial or otherwise, of Borrower. There are no outstanding judgments against Borrower or any Subsidiary.

3.03 Compliance With Other Instruments. To the knowledge of Borrower, (i) there is no default in the performance of any material obligation, covenant, or condition contained in any agreement to which Borrower is a party which has not been waived, (ii) neither Borrower nor any Subsidiary is in material default with respect to any Law of any Tribunal, and (iii) the execution, delivery and performance of the terms of this Agreement, the Note and the other Loan Documents by Borrower will not violate the provisions of any Law applicable to Borrower. Borrower’s By-laws or Articles of Incorporation, or any order or regulation of any governmental authority to which the Borrower is subject will not conflict with or result in a material breach of any of the terms of any agreement or instrument to which Borrower is a party or by which Borrower is bound, or constitute a default thereunder, or result in the creation of a lien, charge, or encumbrance of any nature upon any of Borrower’s properties or assets.

3.04 No Default. No Event of Default specified in Article VI has occurred and is continuing.

3.05 Corporate Authorization. Borrower’s Board of Directors has duly authorized the execution and delivery of this Agreement and the other Loan Documents to which it is a party and the performance of their respective terms and no consent of the stockholders of Borrower or any other Person is a prerequisite thereto or if a prerequisite thereto, the same has been duly obtained. This Agreement and all other Loan Documents are valid, binding, and enforceable obligations of Borrower in accordance with their respective terms.

3.06 Disclosure. Neither this Agreement nor any other document, certificate, Loan Document or statement furnished to Lender by or on behalf of Borrower in connection herewith is known to contain any untrue statement of a material fact or, to the knowledge of Borrower, omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

3.07 Federal Reserve Board Regulations. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U, or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock except as otherwise disclosed in writing to Lender. Neither Borrower nor any agent acting on its behalf has taken or will take any action which might cause Borrower’s execution of this Agreement to violate any regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended.

3.08 Stock and Stock Agreements. Neither Borrower nor any Subsidiary has any class of stock authorized other than common stock. Further, Borrower has furnished to Lender copies of all buy-sell agreements, stock redemption agreements, voting trust agreements and all other agreements and contracts involving the stock of Borrower and/or each of its Subsidiaries to which Borrower or any Subsidiary is a party and there are not now any agreements or terms of any agreements to which Borrower or any Subsidiary is a party which alter, impair, affect or abrogate the rights of Lender or the Obligations of Borrower under this Agreement or any other Loan Document.

3.09 Financial Statements. The consolidated financial statements of Borrower, dated as of December 31, 2015, and furnished to Lender, were prepared in accordance with regulatory accounting principles or GAAP, as indicated upon such statements, and such statements fairly present, as appropriate, the consolidated financial conditions and the results of operations of Borrower as of, and for the portion of the fiscal year ending on, the date or dates thereof. There were no material adverse events or liabilities, direct or indirect, fixed or contingent, of Borrower as of the date or dates of such financial statements and known to Borrower, which are not reflected therein or in the Note thereto. Except for transactions directly related to, or specifically contemplated by, the Loan Documents and transactions heretofore disclosed in writing to Lender, there have been no material adverse changes in the respective financial conditions of Borrower and/or its Subsidiaries from those shown in such financial statements between such date or dates and the date hereof.

3.10 Taxes. All federal, state, foreign, and other Tax returns of Borrower and each Subsidiary required to be filed have been filed, and all federal, state, foreign, and Taxes are shown thereon as owing have been paid. Borrower does not know of any pending audit or investigation of Borrower and/or any Subsidiary with any taxing authority.

3.11 Title to Assets. Borrower owns all of its assets, including the stock of each Subsidiary, free of any lien or claim or any right or option on the part of any third person to purchase or otherwise acquire such assets or any part thereof. Borrower shall not grant any lien or claim on its assets to a third party without the prior written consent of Lender.

3.12 Use of Loan Proceeds. All loan proceeds or funds furnished by Lender to Borrower pursuant to this Agreement shall be used for general corporate purposes.

ARTICLE IV

Affirmative Covenants

While any part of the Obligations remains unpaid and unless otherwise waived in writing by Lender:

4.01
Accounts, Reports and Other Information. Borrower shall maintain, and cause each Subsidiary to maintain, a standard system of accounting in accordance with regulatory accounting principles or GAAP, as applicable, and Borrower shall furnish to Lender the following:
(a)
Quarterly Information. As soon as available, but no more than forty-five (45) days after the end of each of the first three quarters of Borrower’s fiscal year, (i) a copy of the Federal Reserve Board Form Y-9LP and Form Y-9C for Borrower; (ii) an officer’s certificate setting forth the information required to establish whether Borrower and its Subsidiaries were in compliance with the financial covenants and ratios set forth in Articles IV and V hereof during the period covered and that signer or signers have reviewed the relevant terms in this Agreement and have made, or caused to be made under their supervision, a review of the transactions of Bank from the beginning of the accounting period covered by the financial statements being delivered therewith to the date of the officer’s certificate and that such review has not disclosed any Event of Default, or material violation or breach in the due observance of any covenant, agreement or provision of this Agreement;(iii) such other information as Lender shall reasonably request.
(b)
Annual Information. As soon as available, but no more than one hundred twenty (120) days after the end of each fiscal year of Borrower; (i) an unqualified opinion by an independent certified public accountant selected by Borrower, which opinion shall state that said consolidated financial statements have been prepared in accordance with GAAP and that such accountant’s audit of such financial statements has been made in accordance with generally accepted auditing standards and that said financial statements present fairly the consolidated financial condition of Borrower, and Bank and the results of their operations; (ii) a copy of the Federal Reserve Board Form Y-6 Annual Report of Borrower, as filed with the Board of Governors of the Federal Reserve System; and (iii) such other information as Lender may reasonably request.
(c)
Other Reports and Information. As soon as available, copies of all other financial and other statements, reports, correspondence, notices and information of Borrower, each Subsidiary as may be requested, in form and substance reasonably satisfactory to Lender. The Borrower shall add Lender to its shareholder mailing list which will allow it to receive copies of correspondence with its shareholders.
4.02
Existence. Borrower and its Subsidiaries shall maintain their respective existence as a corporation and all of its privileges, franchises, agreements, qualifications and rights that are necessary or desirable in the ordinary course of business; and Borrower shall cause each of its Subsidiaries to maintain and preserve their respective good standing with all Tribunals.
4.03
Observance of Terms. Borrower shall (i) pay the principal and interest on the Note in accordance with its terms; and (ii) observe, perform, and comply with every covenant, term and condition herein expressed or implied on the part of Borrower to be observed, performed or complied with.
4.04
Compliance With Applicable Laws. Borrower and each Subsidiary shall in all material respects comply with the requirements of all applicable Laws of any Tribunal.
4.05
Inspection. Upon prior reasonable notice and at the convenience of the Borrower, the Borrower and each Subsidiary shall permit an officer in the Correspondent Banking Department of Lender to visit, review and/or inspect any of its properties and assets at any reasonable time and to examine all books of account, records, reports, examinations and other papers (subject to applicable confidentiality requirements), to make copies therefrom at the expense of Borrower, and to discuss the affairs, finances and accounts of Borrower and each Subsidiary with their respective employees and officers at all such reasonable times and as often as may be reasonably requested.
4.06
Change. Borrower shall promptly notify Lender of (i) all litigation affecting Borrower or any Subsidiary which is not (in the reasonable judgment of Borrower) adequately covered by insurance and which could have a material adverse effect on the financial condition or operations of the Borrower; (ii) any other matter which could have a material adverse effect on the financial condition or operations of Borrower or any Subsidiary.
4.07
Payment of Taxes. Borrower and its Subsidiaries shall pay all lawful Taxes imposed upon them or upon their income or profits or upon any of their property before the same shall be delinquent; provided, however, that neither Borrower nor any Subsidiary shall be required to pay and discharge any such Taxes (i) so long as the validity thereof shall be contested in good faith by appropriate proceedings diligently pursued and such liable party shall set aside on its books adequate reserves with respect thereto and shall pay any such Taxes before any of its property shall be sold to satisfy any lien which has attached as a security therefore; and (ii) if Lender has been notified of such proceedings.
4.08
Insurance. Borrower and each Subsidiary shall keep all property of a character usually insured by Persons engaged in the same or similar businesses, adequately insured by financially sound and reputable insurers, and shall furnish Lender evidence of such insurance immediately upon request in form satisfactory to Lender.
4.09
Compliance With ERISA. Borrower and each Subsidiary shall comply, if applicable, in all material respects, with the provisions of the Employee Retirement Income Security Act of 1974, as amended, and furnish to Lender, upon Lender’s request, such information concerning any plan of Borrower or Bank subject to said Act as may be reasonably requested. Borrower and each Subsidiary shall notify Lender immediately of any fact or action arising in connection with any plan which might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States district court of a trustee or administrator for such plan.

4.10
Financial Condition. Subject to the provisions of Article V, Borrower shall cause each of its Subsidiaries to maintain the ratios of loans to deposits, loan loss reserves and liquidity at percentages acceptable to all Tribunals having jurisdiction over such Subsidiaries.
4.11
Maintenance of Priority of Liens. If in the future Collateral exists for the Loan, the Borrower and each Subsidiary shall each perform such acts and shall duly authorize, execute, acknowledge, deliver, file, and record such additional assignments, security agreements, and other agreements, documents, instruments, and certificates as Lender may deem reasonably necessary or appropriate in order to perfect and maintain any and all security interests created in favor of Lender in the Security Instruments.
4.12
FDIC Insurance. Borrower shall cause each Subsidiary bank to maintain federal deposit insurance and to be a member of the Federal Deposit Insurance Corporation.
4.13
Notices. Borrower shall promptly notify, and shall cause each Subsidiary to promptly notify, Lender of (i) the occurrence of an Event of Default, or of any event that with notice or lapse of time or both would be an Event of Default, (ii) the commencement of any action, suit, or proceeding against Borrower or any Subsidiary that might in the reasonable judgment of Borrower have a material adverse effect on the business, financial condition, or operations of Borrower or any Subsidiary, and (iii) any other matter that might in the reasonable judgment of Borrower have a material adverse effect on the business, financial condition, or operations of Borrower or any Subsidiary.

ARTICLE V

Negative Covenants

While any part of the Obligations remains unpaid and unless waived in writing by Lender:

5.01
Non-Performing Assets Ratio. The Borrower shall not permit the Non-Performing Assets Ratio of Bank to be greater than fifteen percent (15%), to be calculated at the end of each fiscal quarter.
5.02
Tangible Net Worth. The Borrower shall not permit its Tangible Net Worth, as calculated at the end of each fiscal quarter, to be less than Eighty Five Million and no/100 Dollars ($85,000,000.00).
5.03
Cash Flow Coverage. The Borrower shall maintain at all times a Cash Flow Coverage of not less than one hundred twenty five percent (125%), calculated at the end of each fiscal quarter (using a rolling four quarters of Net Income).
5.04
Total Risk Based Capital Ratio. The Borrower shall maintain at all times a Total Risk Based Capital Ratio of not less than ten percent (10%), to be calculated at the end of each fiscal quarter.
5.05
Dividends. Prior to the occurrence of an Event of Default, Borrower may declare and pay a dividends if Bank has a “well capitalized” rating from its regulatory Tribunal, provided however, upon the occurrence of and during the continuation of an Event of Default or if Bank loses its “well capitalized” ratings the Borrower shall not declare or pay any dividends, make any payment on account of any class of the capital stock of Borrower now or hereafter outstanding, or make any distribution of cash or properly to holders of any shares of such stock.
5.06
Business. Borrower and each Subsidiary shall not engage, directly or indirectly, in any business other than the businesses permitted by statute and the regulations of the appropriate governmental and regulatory agencies or Tribunals.
5.07
Disposition of Assets. The Borrower shall not pledge the stock of any Subsidiary to any other party without the prior written consent of the Lender. Neither Borrower nor any Subsidiary shall sell, lease, or otherwise dispose of any material part of their assets or investments, except in the ordinary course of business.
5.08
Limitation on Debt. Borrower shall not, nor allow any Subsidiary to, create, incur, assume, become liable in any manner in respect of, or suffer to exist, any debt for borrowed money except:
(a)
debt, excluding debt created under this Agreement, not in excess of $500,000 (which amount shall not include any debt acquired by acquisition of another entity), calculated at the end of each quarter;
(b)
debt created under this Agreement;

(c)
debt secured by a purchase money security interest; or
(d)
federal fund purchases, federal reserve borrowings and advances from the Federal Home Loan Bank, calculated at the end of each fiscal quarter in an amount not to exceed fifteen percent (15%) of the Bank’s total assets, calculated at the end of each quarter; and
(e)
the Subordinated Debentures.
5.09
Prepayment of Debt. Borrower shall not, and Borrower shall not permit its Subsidiaries to prepay any of their respective material debt, other than the debt created under this Agreement, or incurred in the ordinary course of business (including without limitation federal funds purchases and advances, certificates of deposit, other deposit liabilities) before the same becomes due without the prior written approval of Lender; notwithstanding the foregoing, Borrower may prepay a portion or all of its Trust Preferred Securities (Debt) beginning March 23, 2010 with prior notice and consent from Lender.
5.10
Acquisitions, Mergers, and Dissolutions. Borrower shall not, and Borrower shall not permit any Subsidiary to, directly or indirectly, acquire all or any substantial portion of the property, assets, or stock of, or interest in, any Person, or merge or consolidate with any Person, or dissolve or liquidate except in the ordinary course of business without notifying Lender within thirty (30) days before the closing.
5.11
Issuance of Stock. Without the prior written consent of Lender, which consent shall not be unreasonably withheld, no Subsidiary shall authorize or issue shares of stock of any class, common or preferred, or any warrant, right or option pertaining to its capital stock or issue any security convertible into capital stock, except for any issued to Borrower by any Subsidiary.
5.12
Negative Pledge. Neither Borrower nor any subsidiary Bank will (i) sell, assign (by operation of law or otherwise) or transfer any of its assets, except in the ordinary course of business, (ii) grant a lien or security interest in or execute, authorize, file or record any financing statement or other security instrument with respect to its assets to any party other than Lender, (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Lender, or (iv) enter into an agreement with any party other than Lender prohibiting the creation or allowance of any lien, pledge, security interest, or other encumbrance on the stock of Bank.

ARTICLE VI

Default

6.01
Events of Default. Each of the following shall be deemed an “Event of Default”:
(a)
Failure by Borrower to pay or perform any part or component of the Obligations, when due or declared due; or,
(b)
Any representation or warranty made or deemed made by Borrower or any other Person in any Loan Documents, or in any certificate or financial or other statement furnished at any time to Lender by or on behalf of Borrower shall be false, misleading or erroneous in any material respect as of the date made, deemed made or furnished and failure by Borrower to cure same within ten (10) Business Days after the date of written notice thereof is given by Lender to Borrower; or,
(c)
Failure to observe, perform or comply with any of the covenants, terms, or agreements contained in this Agreement or any other Loan Document and failure by Borrower to cure same within ten (10) Business Days after the date of written notice thereof is given by Lender to Borrower; or,
(d)
Failure by Borrower or any Subsidiary to pay any of its material indebtedness as the same becomes due or within any applicable grace period (other than indebtedness being actively contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles); or,
(e)
Borrower or any Subsidiary shall file a petition for bankruptcy, liquidation or any answer seeking reorganization, rearrangement, readjustment of its debts or for any other relief under any applicable bankruptcy, insolvency, or similar act or law, now or hereafter existing, or any action consenting to, approving of, or acquiescing in, any such petition or proceeding; or the appointment by consent or acquiescence of, a receiver, trustee, liquidator, or custodian for all or a substantial part of its property, or the making of an assignment for the benefit of creditors; or the inability to pay its debts as they mature; or take any corporate action to authorize any of the foregoing; or,
(f)
Filing of an involuntary petition against Borrower or any Subsidiary seeking reorganization, rearrangement, readjustment or liquidation of its debts or for any other relief under any applicable bankruptcy, insolvency or other similar act or law, now or hereafter existing, or. the involuntary appointment of a receiver, trustee, liquidator or custodian of all or a substantial part of its property, and such involuntary proceeding or appointment remains unvacated, undismissed or unstayed for a period of ninety (90) days; or the issuance of a writ of attachment, execution, sequestration or similar process against any part of its property and same remains unbonded, undischarged, or undismissed for a period of thirty (30) days; or,
(g)
Final judgment for the payment of money shall be rendered against Borrower or any Subsidiary and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed; or,
(h)
An event occurs which has a material adverse effect on the financial conditions or operation of Borrower or any Subsidiary; or,
(i)
A change in control of any Subsidiary (as such or similar term is used in the Financial Institutions Regulatory and Interest Rate Control Act) shall occur, or action to change such control shall be commenced, without the prior written consent of Lender (which consent may be given or withheld in Lender’s sole discretion); or,
(j)
This Agreement or any other Loan Document shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower or any Subsidiary or Borrower shall deny that it has any further liability or obligation under any of the Loan Documents; or,
(k)
Receipt by any Subsidiary of a notice from the Federal Deposit Insurance Corporation of intent to terminate status as an insured bank; or,
(l)
The filing by any Subsidiary of an application for relief pursuant to section 13(c) of 13(i) of the Federal Deposit Insurance Act, as amended, or similar relief from any Tribunal; or,
(m)
The filing by any Subsidiary an application for capital forbearance from any Tribunal; or,
(n)
An enforcement action by a Tribunal is commenced against the Borrower or any Subsidiary (including, without limitation, a cease and desist order or memorandum of understanding).
6.02
Remedies Upon Default. Upon the occurrence of any Event of Default set forth in Section 6.01, at the option of Lender, the obligation of Lender to extend credit to Borrower pursuant hereto shall immediately terminate and the principal of and interest accrued on the Note if not earlier demanded, shall be immediately and automatically forthwith DEMANDED and due and payable without any notice or demand of any kind, and the same shall be due and payable immediately without any notice, presentment, acceleration, demand, protest, notice of acceleration, notice of intent to accelerate, notice of intent to demand, notice of protest or notice of any kind (except notice required by law which has not been waived herein), all of which are hereby waived. Upon the occurrence of any Event of Default, Lender may exercise all rights and remedies available to it in law or in equity, under any Loan Document or otherwise.

ARTICLE VII

Miscellaneous

7.01
Notices. Unless otherwise provided herein, all notices, requests, consents and demands shall be in writing and delivered in person or mailed, postage prepaid, certified mail, return receipt requested, addressed as follows:

If intended for Borrower or its Subsidiaries, to:

GUARANTY BANCSHARES, INC.

100 W. Arkansas

Mount Pleasant, Texas 75456

Attn: Ty Abston, President

If intended for Lender, to:

FROST BANK

P.O. Box 1600

San Antonio, Texas 78296

Attn: Justin D. Steinbach

or to such other person or address as either party shall designate to the other from time to time in writing forwarded in like manner. All such notices, requests, consents and demands shall be deemed to have been given or made when delivered in person, or if mailed, when deposited in the mails.

7.02
Place of Payment. All sums payable hereunder to Lender shall be paid at Lender’s banking office at P.O. Box 34746, San Antonio, Texas 78265. If any payment falls due on other than a Business Day, then such due date shall be extended to the next succeeding Business Day, and such amount shall be payable in respect to such extension.
7.03
Survival of Agreement. All covenants, agreements, representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement in the making of the Loan. All statements contained in any certificate or other instrument delivered by Borrower hereunder shall be deemed to constitute representations and warranties made by Borrower.
7.04
No Waiver. No waiver or consent by Lender with respect to any act or omission of Borrower or any Subsidiary on one occasion shall constitute a waiver or consent with respect to any other act or omission by Borrower or any Subsidiary on the same or any other occasion, and no failure on the part of Lender to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right hereunder preclude any other or further right of exercise thereof or the exercise of any other right. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by Law.
7.05
Accounting Terms. All accounting and financial terms used herein, and the compliance with each covenant herein which relates to financial matters, shall be determined in accordance with regulatory accounting principles or GAAP.
7.06
Lender Not In Control. None of the covenants or other provisions contained in the Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the affairs and/or management of Borrower or any Subsidiary, the power of Lender being limited to those rights generally given to Lenders; provided that, if Lender becomes the owner of any stock or other equity interest in Borrower or any Subsidiary whether through foreclosure or otherwise, Lender shall be entitled to exercise such legal rights as it may have by being an owner of such stock, or other equity interest in Borrower or any Subsidiary.
7.07
Joint Venture, Partnership, Etc. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, constitute or create a joint venture, partnership or any other association, affiliation, or entity between Borrower or any Subsidiary and Lender.
7.08
Successors and Assigns. All covenants and agreements contained in this Agreement and all other Loan Documents shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, except that neither Borrower nor any Subsidiary may assign its rights herein, in whole or in part.
7.09
Expenses. Borrower agrees to reimburse Lender for its out-of-pocket expenses, including reasonable attorneys’ fees, in connection with the negotiation, preparation, administration and enforcement of this Agreement or any of the Loan Documents, making the Loan hereunder, and in connection with amendments, consents and waivers hereunder.
7.10
Governing Law. THIS AGREEMENT, THE NOTE, AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT FEDERAL LAWS MAY APPLY. THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMED IN SAN ANTONIO, BEXAR COUNTY, TEXAS.
7.11
Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future Laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid and unenforceable provision had never comprised a part of this

Agreement; and remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.
7.12
Modification or Waiver. No modification or waiver of any provision of this Agreement, the Note, or any Loan Documents shall be effective unless such modification or waiver shall be in writing and executed by a duly authorized officer of Lender and Borrower.
7.13
Right of Setoff. Nothing in this Agreement shall be deemed a waiver of Lender’s right of Lender’s banker’s lien or setoff.
7.14
Release. Lender will not be liable to Borrower for any claim arising from or relating to any of the Loan Documents or any transactions contemplated thereby except upon proof of Lender’s gross negligence or willful misconduct or willful breach of its agreements.
7.15
Waiver of DTPA. Neither the Borrower nor its Subsidiary is in a significantly disparate bargaining position and they have both been represented by legal counsel in this transaction. The Borrower and its Subsidiaries hereby waive the applicability of the Texas Deceptive Trade Practices Act (other than Section 17.555) to the transaction and any and all rights or remedies that may be available to the Borrower or any Subsidiary in connection with this transaction.
7.16
Counterparts, Faxes. This Agreement may be executed simultaneously in multiple counterparts, all of which together shall constitute one and the same instrument. If any Loan Document is transmitted by facsimile machine (“fax”), it shall be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of fax shall be considered for all purposes as an original document and shall have the same binding effect as an original document.
7.17
Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
7.18
Maximum Interest Rate. No provision of this Agreement or of the Note shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in the Note or otherwise in connection with this loan transaction, the provisions of this Section 7.18 shall govern and prevail and Borrower shall not be obligated to pay the excess amount of such interest or any other excess sum paid for use, forbearance, or detention of sums loaned pursuant hereto. In the event Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Note; and, if the principal of the Note has been paid in full, any remaining excess shall forthwith be paid to Borrower.
7.19
Assignment, Participation, or Pledge by Lender. Lender may from time to time, without notice to Borrower: (i) pledge or encumber or assign to any one or more Persons (including, but not limited to, one or more of Lender’s affiliates, subsidiaries, or subsidiaries of Lender’s affiliates) all of Lender’s right, title and interest in and to this Agreement, the Loan Documents and/or the collateral securing the Loan; or (ii) sell, to any one or more Persons, a participation or joint venture interest (provided Lender remains the lead Lender) in all or any part of Lender’s right, title, and interest in and to this Agreement, the Loan Documents and/or such collateral; and Borrower hereby expressly consents to any such future transaction. Each participant or joint venturer shall be entitled to receive all information regarding the creditworthiness of Borrower, including, without limitation, all information required to be disclosed to a participant or joint venturer pursuant to any Law of any Tribunal.
7.20
Patriot Act. All capitalized words and phrases and all defined terms used in the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) (the “Patriot Act”) and in other statutes and all orders, rules and regulations of the United States government and its various executive department, agencies and offices related to the subject matter of the Patriot Act, including, but not limited to, Executive Order 13224 effective September 24, 2001, are hereinafter collectively referred to as the “Patriot Rules” and are incorporated into this Agreement. Borrower represents and warrants to Lender that neither it nor any of its principals, shareholders, members, partners, or affiliates, as applicable, is a person named as a Specially Designated National and Blocked Person (as defined in Presidential Executive Order 13224) and that it is not acting, directly or indirectly, for or on behalf of any such person. Borrower further represents and warrants to Lender that Borrower and its principals, shareholders, members, partners, or affiliates, as applicable, are not, directly or indirectly, engaged in, nor facilitating, the transactions contemplated by this Agreement on behalf of any person named as a Specially Designated National and Blocked Person. Borrower hereby agrees to defend, indemnify and hold harmless Lender from and against any and all claims, damages, losses, risks, liabilities, and expenses (including reasonable attorneys’ fees and costs) arising from or related to any breach of the foregoing representations and warranties
7.21
ENTIRE AGREEMENT.THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT, UNDERSTANDING, REPRESENTATIONS AND WARRANTIES OF THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS, ARRANGEMENTS AND UNDERSTANDINGS BETWEEN THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES. SHOULD A CONFLICT IN ANY TERMS, CONDITIONS OR COVENANTS EXIST BETWEEN THIS AGREEMENT AND ANY OF THE LOAN DOCUMENTS, THIS AGREEMENT SHALL BE CONTROLLING.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXHIBIT 10.1

IN WITNESS HEREOF, Borrower and Lender, by and through their duly authorized officers, have caused this Agreement to be executed the day and year first above written.

BORROWER:		GUARANTY BANCSHARES, INC.
	By:	/s/ Ty Abston
Ty Abston, President

LENDER:		FROST BANK
	By:	/s/ Justin D. Steinbach
Justin D. Steinbach, Senior Vice President

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "First Amendment") dated as of the 31st day of March, 2018, to the Loan Agreement (the "Loan Agreement") made and entered into as of March 31, 2017, is by and between GUARANTY BANCSHARES, INC., a Texas corporation (the "Borrower"), and FROST BANK, a Texas state bank ("Lender"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to each of them in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, Borrower executed the Loan Agreement to govern that certain promissory note from Lender in the original principal amount of $25,000,000.00 Note (the "Original Note");

WHEREAS, Borrower desires to renew and extend the unpaid principal balance of the Original Note and amend the Loan Agreement; and

WHEREAS, Lender agrees to amend the Loan Agreement and renew, extend, and modify the Original Note all as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

ARTICLE I

Amendments to Loan Agreement

Amendments to Section 1.01 of the Loan Agreement.

Borrower and Lender agree to, and do hereby amend the Loan Agreement by deleting the definitions of "Cash Flow Coverage," "Non-Performing Assets Ratio," "Other Real Estate," "Subordinated Debentures," "Tangible Net Worth," and "Total Risk Based Capital Ratio" in Section 1.01 of the Loan Agreement in their entirety.

Borrower and Lender agree to, and do hereby amend the Loan Agreement by deleting the definition of “Non-Performing Assets" in Section 1.01 of the Loan Agreement in its entirety and substituting therefore the following definition:

"Non-Performing Assets" means loans and leases on nonaccrual, loans restructured in troubled debt restructurings that are in compliance with their modified terms (as reported on the most recent quarterly call report), loans and leases which are past due for 90 days or more (specifically excluding all performing bankruptcy mortgages), and other real estate owned (as reported on the most recent quarterly call report).

Borrower and Lender agree to, and do hereby amend the Loan Agreement by adding the following definitions in alphabetical order in Section 1.01 of the Loan Agreement in their entirety:

“Cash Flow” means (i) consolidated Net Income, (ii) plus unconsolidated interest expense, (iii) less distributions and dividends, as applicable.

“Debt Service” means unconsolidated interest expense plus scheduled principal payments corresponding to the cash flow measurement period.

“Texas Ratio” shall mean the ratio of Non-Performing Assets to Equity Capital plus reserves for loan losses.

Amendment to Section 4.01(a) of the Loan Agreement. Borrower and Lender agree to, and do hereby, amend the Loan Agreement by deleting Section 4.01(a) of the Loan Agreement in its entirety and substituting therefore the following:

Quarterly Information. As soon as available, but no more than sixty (60) days after the end of each of the first three quarters of Borrower's fiscal year, (i) a copy of the Federal Reserve Board Form Y-9LP and Form Y-9C for Borrower; (ii) an officer's certificate setting forth the information required to establish whether Borrower and its Subsidiaries were in compliance with the financial covenants and ratios set forth in Articles IV and V hereof during the period covered and that signer or signers have reviewed the relevant terms in this Agreement and have made, or caused to be made under their supervision, a review of the transactions of Bank from the beginning of the accounting period covered by the financial statements being delivered therewith to the date of the officer's certificate and that such review has not disclosed any Event of Default, or material violation or breach in the due observance of any covenant, agreement or provision of this Agreement; (iii) such other information as Lender shall reasonably request.

Amendments to Article V of the Loan Agreement. Borrower and Lender agree to, and do hereby, amend the Loan Agreement by deleting Sections 5.01, 5.02, 5.03, 5.04, and 5.08 of the Loan Agreement in their entirety and substituting, respectively, therefore the following:

Texas Ratio. The Borrower shall not permit the Texas Ratio of Bank to be more than fifteen percent (15.0%), to be calculated at the end of each fiscal quarter.

Total Capital Ratio of Borrower. The Borrower shall maintain at all times a "total capital ratio" (as reported on Schedule RC-R of the most recent quarterly call report) measured on a consolidated basis of not less than ten and one half of one percent (10.5%), to be calculated at the end of each fiscal quarter.

Debt Service Coverage Ratio. The Borrower shall maintain a ratio of Cash Flow to Debt Service of not less than 1.25 to 1.00, to be calculated at the end of each fiscal quarter on a rolling four-quarter basis.

Total Capital Ratio of Bank. The Borrower shall not permit the "total capital ratio" (as reported on Schedule RC-R of the most recent quarterly call report) of Bank to be less than ten and one half of one percent (10.5%), to be calculated at the end of each fiscal quarter.

Limitation on Debt. Borrower shall not, nor allow any Subsidiary to, create, incur, assume, become liable in any manner in respect of, or suffer to exist, any debt for borrowed money except:

•
debt, excluding debt created under this Agreement, not in excess of $500,000.00 (which amount shall not include any debt acquired by acquisition of another entity), calculated at the end of each quarter;
•
debt created under this Agreement;
•
debt secured by a purchase money security interest;
•
$10,000,000.00 of Floating Rate Cumulative Trust Preferred Securities issued by the wholly owned subsidiaries of the Borrower;
•
$9,000,000.00 of unsecured redeemable non-convertible debentures; or
•
the aggregate of federal fund purchases, repurchase agreements, federal reserve borrowings, and advances from the Federal Home Loan Bank, calculated at the end of each fiscal quarter in an amount not to exceed fifteen percent (15%) of the Bank 's total assets, calculated at the end of each quarter.

ARTICLE II

Conditions of Effectiveness

Effective Date. This First Amendment shall become effective as of March 31, 2018, when, and only when, Lender shall have received counterparts of this First Amendment executed and delivered by Borrower and Lender, and when each of the following conditions shall have been met, all in form, substance, and date satisfactory to Lender:

Closing Documents. Borrower shall have executed and delivered to Lender (i) a Renewal Revolving Promissory Note, payable to the order of Lender as set forth therein, duly executed on behalf of the Borrower, dated effective March 31, 2018 in the principal amount of $25,000,000.00 (the "Renewal Promissory Note"), (ii) the Arbitration and Notice of Final Agreement, (iii) the Certificate of Corporate Resolutions, and (iv) this First Amendment.

Additional Loan Documents. Borrower shall have executed and delivered to Lender such other documents as shall have been requested by Lender to renew, and extend, the Loan Documents to secure payment of the Obligations of Borrower, all in form satisfactory to Lender and its counsel.

Origination Fee. Borrower shall have paid to Lender a loan origination fee in the amount of Twenty Five Thousand and No\100 Dollars ($25,000.00).

ARTICLE III

Representations and Warranties

Representations and Warranties. In order to induce Lender to enter into this First Amendment, Borrower represents and warrants the following:

Borrower has the corporate power to execute and deliver this First Amendment, the Renewal Promissory Note and other Loan Documents and to perform all of its obligations in connection herewith and therewith.

The execution and delivery by Borrower of this First Amendment, the Renewal Promissory Note, and other Loan Documents and the performance of its obligations in connection herewith and therewith: (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Articles of Incorporation or Bylaws of such entity; (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.

There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or any properties or rights of Borrower, or involving this First Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of Borrower to canyon business substantially as now conducted or materially and adversely affect the financial condition of Borrower, or materially and adversely affect the ability of Borrower to consummate the transactions contemplated by this First Amendment.

The representations and warranties of Borrower contained in the Loan Agreement, this First Amendment, the Renewal Promissory Note, and any other Loan Document securing Borrower's Obligations and indebtedness to Lender are correct and accurate on and as of the date hereof as though made on and as of the date hereof, except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated.

ARTICLE IV

Ratification of Obligations

Ratification of Obligation. The Borrower does hereby acknowledge, ratify and confirm that it is obligated and indebted to Lender as evidenced by the Loan Agreement (as amended by the First Amendment), the Renewal Promissory Note, and all other Loan Documents.

Ratification of Agreements. The Loan Agreement, this First Amendment, the Renewal Promissory Note, and each other Loan Document, as hereby amended, are acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement as amended by this First Amendment. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any tight, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

ARTICLE V

Miscellaneous

Survival of Agreements. All representations, warranties, covenants and agreements of Borrower, herein or in any other Loan Document shall survive the execution and delivery of this First Amendment, and the other Loan Documents and the performance hereof and thereof, including without limitation the making or granting of the Loan and the delivery of the Renewal Promissory Note and all other Loan Documents, and shall further survive until all of Borrower's Obligations to Lender are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Documents to Lender shall be deemed to constitute the representations and warranties by Borrower and/or agreements and covenants of Borrower under this First Amendment and under the Loan Agreement.

Loan Document. This First Amendment, the Renewal Promissory Note, and each other Loan Document executed in connection herewith are each a Loan Document and all provisions in the Loan Agreement, as amended, pertaining to Loan Documents apply hereto and thereto.

Governing Law. This First Amendment shall be governed by and construed in all respects in accordance with the laws of the State of Texas and any applicable laws of the United States of America, including construction, validity and performance.

Counterparts. This First Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same First Amendment.

Release of Claims. Borrower, by its execution of this First Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the renewal, modification and extension of the Loan, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action which may exist, whether known or unknown, such items are hereby expressly waived and released by Borrower.

ENTIRE AGREEMENT. THIS FIRST AMENDMENT, TOGETHER WITH ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS FIRST AMENDMENT, AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUMENTS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANYALLEGED AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.

[Remainder of Page Intentionally Left Blank]

EXHIBIT 10.1

IN WITNESS WHEREOF, this First Amendment is executed effective as of the date first written above.

BORROWER:		GUARANTY BANCSHARES, INC.
	By:	/s/ Ty Abston
Ty Abston, Chairman & CEO

LENDER:		FROST BANK
	By:	/s/ Justin D. Steinbach
Justin D. Steinbach, Senior Vice President

EXHIBIT 10.1

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Second Amendment") dated as of the 31st day of March, 2019, to the Loan Agreement (the "Loan Agreement") made and entered into as of March 31, 2017, is by and between GUARANTY BANCSHARES, INC., a Texas corporation (the “Borrower”), and FROST BANK, a Texas state bank (“Lender”). All capitalized terms not otherwise defined herein shall have the meaning ascribed to each of them in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, Borrower executed the Loan Agreement to govern that certain promissory note from Lender in the original principal amount of $25,000,000.00 (the “Note”);

WHEREAS, Borrower and Lender executed an amendment to the Loan Agreement as evidenced by the First Amendment to Loan Agreement dated as of March 31, 2018, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower desires to renew and extend the unpaid principal balance of the Note; and WHEREAS, Lender agrees to renew, extend, and modify the Note all as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

ARTICLE I

Amendment to Note and Loan Agreement

1.1 Amendment to Note and Loan Agreement. Borrower and Lender have agreed to amend the Note by renewing and extending the revolving line of credit period and maturity date through and including March 31, 2020. All references in the Loan Agreement to the Note shall be references to the Renewal Revolving Promissory Note dated of even date herewith in the original principal amount of $25,000,000 executed by Borrower in favor of Lender (the “Renewal Promissory Note”).

ARTICLE II

Conditions of Effectiveness

Effective Date. This Second Amendment shall become effective as of the date hereof, when, and only when, Lender shall have received counterparts of this Second Amendment executed and delivered by Borrower and Lender, and when each of the following conditions shall have been met, all in form, substance, and date satisfactory to Lender:

Closing Documents. Borrower shall have executed and delivered to Lender (i) the Renewal Promissory Note, (ii) the Arbitration and Notice of Final Agreement, (iii) the Certificate of Corporate Resolutions, and (iv) this Second Amendment.

Additional Loan Documents. Borrower shall have executed and delivered to Lender such other documents as shall have been requested by Lender to renew, and extend, the Loan Documents to secure payment of the Obligations of Borrower, all in form satisfactory to Lender and its counsel.

Origination Fee. Borrower shall have paid to Lender a loan origination fee in the amount of Twenty Five Thousand and No\100 Dollars ($25,000.00).

ARTICLE III

Representations and Warranties

Representations and Warranties. In order to induce Lender to enter into this Second Amendment, Borrower represents and warrants the following:

Borrower has the corporate power to execute and deliver this Second Amendment, the Renewal Promissory Note and other Loan Documents and to perform all of its obligations in connection herewith and therewith.

The execution and delivery by Borrower of this Second Amendment, the Renewal Promissory Note, and other Loan Documents and the performance of its obligations in connection herewith and therewith: (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Articles of Incorporation or Bylaws of such entity; (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.

There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or any properties or rights of Borrower, or involving this Second Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of Borrower to carry on business substantially as now conducted or materially and adversely affect the financial condition of Borrower, or materially and adversely affect the ability of Borrower to consummate the transactions contemplated by this Second Amendment.

The representations and warranties of Borrower contained in the Loan Agreement, this Second Amendment, the Renewal Promissory Note, and any other Loan Document securing Borrower's Obligations and indebtedness to Lender are correct and accurate on and as of the date hereof as though made on and as of the date hereof, except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated.

ARTICLE IV

Ratification of Obligations

Ratification of Obligation. The Borrower does hereby acknowledge, ratify and confirm that it is obligated and indebted to Lender as evidenced by the Loan Agreement (as amended by the Second Amendment), the Renewal Promissory Note, and all other Loan Documents.

Ratification of Agreements. The Loan Agreement, this Second Amendment, the Renewal Promissory Note, and each other Loan Document, as hereby amended, are acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement as amended by this Second Amendment. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

ARTICLE V

Miscellaneous

Survival of Agreements. All representations, warranties, covenants and agreements of Borrower, herein or in any other Loan Document shall survive the execution and delivery of this Second Amendment, and the other Loan Documents and the performance hereof and thereof, including without limitation the making or granting of the Loan and the delivery of the Renewal Promissory Note and all other Loan Documents, and shall further survive until all of Borrower's Obligations to Lender are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Documents to Lender shall be deemed to constitute the representations and warranties by Borrower and/or agreements and covenants of Borrower under this Second Amendment and under the Loan Agreement.

Loan Document. This Second Amendment, the Renewal Promissory Note, and each other Loan Document executed in connection herewith are each a Loan Document and all provisions in the Loan Agreement, as amended, pertaining to Loan Documents apply hereto and thereto.

Governing Law. This Second Amendment shall be governed by and construed in all respects in accordance with the laws of the State of Texas and any applicable laws of the United States of America, including construction, validity and performance.

Counterparts. This Second Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Second Amendment.

Release of Claims. Borrower, by its execution of this Second Amendment, hereby declares that it has no set- offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the renewal, modification and extension of the Loan, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action which may exist, whether known or unknown, such items are hereby expressly waived and released by Borrower.

ENTIRE AGREEMENT. THIS SECOND AMENDMENT, TOGETHER WITH ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS SECOND AMENDMENT, AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUMENTS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANY ALLEGED AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Second Amendment is executed effective as of the date first written above.

BORROWER:		GUARANTY BANCSHARES, INC.
	By:	/s/ Ty Abston
Ty Abston, Chairman & CEO

LENDER:		FROST BANK
	By:	/s/ Justin D. Steinbach
Justin D. Steinbach, Senior Vice President

THIRD AMENDMENT TO LOAN AGREEMENT

THIS THIRD AMENDMENT TO LOAN AGREEMENT (the "Third Amendment") dated as of the 31st day of March, 2020, to the Loan Agreement (the "Loan Agreement") made and entered into as of March 31, 2017, is by and between GUARANTY BANCSHARES, INC., a Texas corporation (the "Borrower"), and FROST BANK, a Texas state bank ("Lender"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to each of them in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, Borrower executed the Loan Agreement to govern that certain promissory note from Lender in the original principal amount of $25,000,000.00 (the "Note");

WHEREAS, Borrower and Lender executed an amendment to the Loan Agreement as evidenced by the First Amendment to Loan Agreement dated as of March 31, 2018, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower and Lender further executed an amendment to the Loan Agreement as evidenced by the Second Amendment to Loan Agreement dated as of March 31, 2019, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower desires to renew and extend the unpaid principal balance of the Note; and

WHEREAS, Lender agrees to renew, extend, and modify the Note all as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

ARTICLE I

Amendment to Note and Loan Agreement

1.1 Amendment to Note and Loan Agreement. Borrower and Lender have agreed to amend the Note by renewing and extending the revolving line of credit period and maturity date through and including March 31, 2021 and as otherwise set forth therein. All references in the Loan Agreement to the Note shall be references to the Renewal Revolving Promissory Note dated of even date herewith in the original principal amount of $25,000,000 executed by Borrower in favor of Lender (the "Renewal Promissory Note").

ARTICLE II

Conditions of Effectiveness

Effective Date. This Third Amendment shall become effective as of the date hereof, when, and only when, Lender shall have received counterparts of this Third Amendment executed and delivered by Borrower and Lender, and when each of the following conditions shall have been met, all in form, substance, and date satisfactory to Lender:

Closing Documents. Borrower shall have executed and delivered to Lender (i) the Renewal Promissory Note, (ii) the Arbitration and Notice of Final Agreement, (iii) the Certificate of Corporate Resolutions, and (iv) this Third Amendment.

Additional Loan Documents. Borrower shall have executed and delivered to Lender such other documents as shall have been requested by Lender to renew, and extend, the Loan Documents to secure payment of the Obligations of Borrower, all in form satisfactory to Lender and its counsel.

Origination Fee. Borrower shall have paid to Lender a loan origination fee in the amount of Twenty Five Thousand and No\100 Dollars ($25,000.00).

ARTICLE III

Representations and Warranties

Representations and Warranties. In order to induce Lender to enter into this Third Amendment, Borrower represents and warrants the following:

Borrower has the corporate power to execute and deliver this Third Amendment, the Renewal Promissory Note and other Loan Documents and to perform all of its obligations in connection herewith and therewith.

The execution and delivery by Borrower of this Third Amendment, the Renewal Promissory Note, and other Loan Documents and the performance of its obligations in connection herewith and therewith: (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Articles of Incorporation or Bylaws of such entity; (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.

There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or any properties or rights of Borrower, or involving this Third Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of Borrower to carry on business substantially as now conducted or materially and adversely affect the financial condition of Borrower, or materially and adversely affect the ability of Borrower to consummate the transactions contemplated by this Third Amendment.

The representations and warranties of Borrower contained in the Loan Agreement, this Third Amendment, the Renewal Promissory Note, and any other Loan Document securing Borrower's Obligations and indebtedness to Lender are correct and accurate on and as of the date hereof as though made on and as of the date hereof, except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated.

ARTICLE IV

Ratification of Obligations

Ratification of Obligation. The Borrower does hereby acknowledge, ratify and confirm that it is obligated and indebted to Lender as evidenced by the Loan Agreement (as amended by the Third Amendment), the Renewal Promissory Note, and all other Loan Documents.

Ratification of Agreements. The Loan Agreement, this Third Amendment, the Renewal Promissory Note, and each other Loan Document, as hereby amended, are acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement as amended by this Third Amendment. The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

ARTICLE V

Miscellaneous

Survival of Agreements. All representations, warranties, covenants and agreements of Borrower, herein or in any other Loan Document shall survive the execution and delivery of this Third Amendment, and the other Loan Documents and the performance hereof and thereof, including without limitation the making or granting of the Loan and the delivery of the Renewal Promissory Note and all other Loan Documents, and shall further survive until all of Borrower's Obligations to Lender are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Documents to Lender shall be deemed to constitute the representations and warranties by Borrower and/or agreements and covenants of Borrower under this Third Amendment and under the Loan Agreement.

Loan Document. This Third Amendment, the Renewal Promissory Note, and each other Loan Document executed in connection herewith are each a Loan Document and all provisions in the Loan Agreement, as amended, pertaining to Loan Documents apply hereto and thereto.

Governing Law. This Third Amendment shall be governed by and construed in all respects in accordance with the laws of the State of Texas and any applicable laws of the United States of America, including construction, validity and performance.

Counterparts. This Third Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Third Amendment.

Release of Claims. Borrower, by its execution of this Third Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the renewal, modification and extension of the Loan, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action which may exist, whether known or unknown, such items are hereby expressly waived and released by Borrower.

ENTIRE AGREEMENT. THIS THIRD AMENDMENT, TOGETHER WITH ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS THIRD AMENDMENT, AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUMENTS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT, REVISION, WAIYER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANY ALLEGED AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Third Amendment is executed effective as of the date first written above.

BORROWER:		GUARANTY BANCSHARES, INC.
	By:	/s/ Ty Abston
Ty Abston, Chairman & CEO

LENDER:		FROST BANK
	By:	/s/ Justin D. Steinbach
Justin D. Steinbach, Senior Vice President

FOURTH AMENDMENT TO LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGREEMENT (the "Fourth Amendment") dated as of the 31st day of March, 2021, to the Loan Agreement (the "Loan Agreement") made and entered into as of March 31, 2017, is by and between GUARANTY BANCSHARES, INC., a Texas corporation (the "Borrower"), and FROST BANK, a Texas state bank ("Lender"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to each of them in the Loan Agreement.

WITNESSETH:

WHEREAS, Borrower executed the Loan Agreement to govern that certain promissory note from Lender in the original principal amount of $25,000,000.00 (the "Note");

WHEREAS, Borrower and Lender executed an amendment to the Loan Agreement as evidenced by the First Amendment to Loan Agreement dated as of March 31, 2018, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower and Lender further executed an amendment to the Loan Agreement as evidenced by the Second Amendment to Loan Agreement dated as of March 31, 2019, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower and Lender further executed an amendment to the Loan Agreement as evidenced by the Third Amendment to Loan Agreement dated as of March 31, 2020, which among other things renewed, extended, and modified the Note

WHEREAS, Borrower desires to renew and extend the unpaid principal balance of the Note; and

WHEREAS, Lender agrees to renew, extend, and modify the Note all as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

ARTICLE I

Amendment to Note and Loan Agreement

1.1
Amendment to Note and Loan Agreement. Borrower and Lender have agreed to amend the Note by renewing and extending the revolving line of credit period and maturity date through and including March 31, 2022 and as otherwise set forth therein. All references in the Loan Agreement to the Note shall be references to the Renewal Revolving Promissory Note dated of even date herewith in the original principal amount of $25,000,000 executed by Borrower in favor of Lender (the "Renewal Promissory Note").

ARTICLE II

Conditions of Effectiveness

2.1
Effective Date. This Fourth Amendment shall become effective as of the date hereof, when, and only when, Lender shall have received counterparts of this Fourth Amendment executed and delivered by Borrower and Lender, and when each of the following conditions shall have been met, all in form, substance, and date satisfactory to Lender:
(a).
Closing Documents. Borrower shall have executed and delivered to Lender (i) the Renewal Promissory Note, (ii) the Arbitration and Notice of Final Agreement, (iii) the Certificate of Corporate Resolutions, and (iv) this Fourth Amendment.
(b).
Additional Loan Documents. Borrower shall have executed and delivered to Lender such other documents as shall have been requested by Lender to renew, and extend, the Loan Documents to secure payment of the Obligations of Borrower, all in form satisfactory to Lender and its counsel.

(c).
Origination Fee. Borrower shall have paid to Lender a loan origination fee in the amount of Twenty Five Thousand and No\100 Dollars ($25,000.00).

ARTICLE III

Representations and Warranties

3.1
Representations and Warranties. In order to induce Lender to enter into this Fourth Amendment, Borrower represents and warrants the following:
(a).
Borrower has the corporate power to execute and deliver this Fourth Amendment, the Renewal Promissory Note and other Loan Documents and to perform all of its obligations in connection herewith and therewith.
(b).
The execution and delivery by Borrower of this Fourth Amendment, the Renewal Promissory Note, and other Loan Documents and the performance of its obligations in connection herewith and therewith: (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Articles of Incorporation or Bylaws of such entity; (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.
(c).
There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or any properties or rights of Borrower, or involving this Fourth Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of Borrower to carry on business substantially as now conducted or materially and adversely affect the financial condition of Borrower, or materially and adversely affect the ability of Borrower to consummate the transactions contemplated by this Fourth Amendment.
(d).
The representations and warranties of Borrower contained in the Loan Agreement, this Fourth Amendment, the Renewal Promissory Note, and any other Loan Document securing Borrower's Obligations and indebtedness to Lender are correct and accurate on and as of the date hereof as though made on and as of the date hereof, except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated.

ARTICLE IV

Ratification of Obligations

4.1
Ratification of Obligation. The Borrower does hereby acknowledge, ratify and confirm that it is obligated and indebted to Lender as evidenced by the Loan Agreement (as amended by the Fourth Amendment), the Renewal Promissory Note, and all other Loan Documents.
4.2
Ratification of Agreements. The Loan Agreement, this Fourth Amendment, the Renewal Promissory Note, and each other Loan Document, as hereby amended, are acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement as amended by this Fourth Amendment. The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

ARTICLE V

Miscellaneous

5.1
Survival of Agreements. All representations, warranties, covenants and agreements of Borrower, herein or in any other Loan Document shall survive the execution and delivery of this Fourth Amendment, and the other Loan Documents and the performance hereof and thereof, including without limitation the making or granting of the Loan and the delivery of the Renewal Promissory Note and all other Loan Documents, and shall further survive until all of Borrower's Obligations to Lender are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Documents to Lender shall be deemed to constitute the representations and warranties by Borrower and/or agreements and covenants of Borrower under this Fourth Amendment and under the Loan Agreement.
5.2
Loan Document. This Fourth Amendment, the Renewal Promissory Note, and each other Loan Document executed in connection herewith are each a Loan Document and all provisions in the Loan Agreement, as amended, pertaining to Loan Documents apply hereto and thereto.
5.3
Governing Law. This Fourth Amendment shall be governed by and construed in all respects in accordance with the laws of the State of Texas and any applicable laws of the United States of America, including construction, validity and performance.
5.4
Counterparts. This Fourth Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Fourth Amendment.
5.5
Release of Claims. Borrower, by its execution of this Fourth Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the renewal, modification and extension of the Loan, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action which may exist, whether known or unknown, such items are hereby expressly waived and released by Borrower.
5.6
ENTIRE AGREEMENT. THIS FOURTH AMENDMENT, TOGETHER WITH ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS FOURTH AMENDMENT, AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUMENTS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT, REVISION, WAIYER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANY ALLEGED AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.

[Remainder of Page Intentionally Left Blank}

IN WITNESS WHEREOF, this Fourth Amendment is executed effective as of the date first written above.

BORROWER:		GUARANTY BANCSHARES, INC.
	By:	/s/ Ty Abston
Ty Abston, Chairman & CEO

LENDER:		FROST BANK
	By:	/s/ Justin D. Steinbach
Justin D. Steinbach, Senior Vice President

FIFTH AMENDMENT TO LOAN AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AGREEMENT (the "Fifth Amendment") dated as of the 31st day of March, 2022, to the Loan Agreement (the "Loan Agreement") made and entered into as of March 31, 2017, is by and between GUARANTY BANCSHARES, INC., a Texas corporation (the "Borrower"), and FROST BANK, a Texas state bank ("Lender"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to each of them in the Loan Agreement.

WITNESSETH:

WHEREAS, Borrower executed the Loan Agreement to govern that certain promissory note from Lender in the original principal amount of $25,000,000.00 (the "Note");

WHEREAS, Borrower and Lender executed an amendment to the Loan Agreement as evidenced by the First Amendment to Loan Agreement dated as of March 31, 2018, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower and Lender further executed an amendment to the Loan Agreement as evidenced by the Second Amendment to Loan Agreement dated as of March 31, 2019, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower and Lender further executed an amendment to the Loan Agreement as evidenced by the Third Amendment to Loan Agreement dated as of March 31, 2020, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower and Lender further executed an amendment to the Loan Agreement as evidenced by the Fourth Amendment to Loan Agreement dated as of March 31, 2021, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower desires to renew and extend the unpaid principal balance of the Note; and

WHEREAS, Lender agrees to renew, extend, and modify the Note all as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

ARTICLE I

Amendment to Note and Loan Agreement

1.1
Amendment to Note and Loan Agreement. Borrower and Lender have agreed to amend the Note by renewing and extending the revolving line of credit period and maturity date through and including March 31, 2023 and as otherwise set forth therein. All references in the Loan Agreement to the Note shall be references to the Renewal Revolving Promissory Note dated of even date herewith in the original principal amount of $25,000,000 executed by Borrower in favor of Lender (the "Renewal Promissory Note").

ARTICLE II

Conditions of Effectiveness

2.1
Effective Date. This Fifth Amendment shall become effective as of the date hereof, when, and only when, Lender shall have received counterparts of this Fifth Amendment executed and delivered by Borrower and Lender, and when each of the following conditions shall have been met, all in form, substance, and date satisfactory to Lender:
(a).
Closing Documents. Borrower shall have executed and delivered to Lender (i) the Renewal Promissory Note, (ii) the Arbitration and Notice of Final Agreement, (iii) the Certificate of Corporate Resolutions, and (iv) this Fifth Amendment.

(b).
Additional Loan Documents. Borrower shall have executed and delivered to Lender such other documents as shall have been requested by Lender to renew, and extend, the Loan Documents to secure payment of the Obligations of Borrower, all in form satisfactory to Lender and its counsel.
(c).
Origination Fee. Borrower shall have paid to Lender a loan origination fee in the amount of Twenty-Five Thousand and No\100 Dollars ($25,000.00).

ARTICLE III

Representations and Warranties

3.1
Representations and Warranties. In order to induce Lender to enter into this Fifth Amendment, Borrower represents and warrants the following:
(a).
Borrower has the corporate power to execute and deliver this Fifth Amendment, the Renewal Promissory Note and other Loan Documents and to perform all of its obligations in connection herewith and therewith.
(b).
The execution and delivery by Borrower of this Fifth Amendment, the Renewal Promissory Note, and other Loan Documents and the performance of its obligations in connection herewith and therewith: (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Articles of Incorporation or Bylaws of such entity; (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.
(c).
There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or any properties or rights of Borrower, or involving this Fifth Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of Borrower to carry on business substantially as now conducted or materially and adversely affect the financial condition of Borrower, or materially and adversely affect the ability of Borrower to consummate the transactions contemplated by this Fifth Amendment.
(d).
The representations and warranties of Borrower contained in the Loan Agreement, this Fifth Amendment, the Renewal Promissory Note, and any other Loan Document securing Borrower's Obligations and indebtedness to Lender are correct and accurate on and as of the date hereof as though made on and as of the date hereof, except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated.

ARTICLE IV

Ratification of Obligations

4.1
Ratification of Obligation. The Borrower does hereby acknowledge, ratify and confirm that it is obligated and indebted to Lender as evidenced by the Loan Agreement (as amended by the Fifth Amendment), the Renewal Promissory Note, and all other Loan Documents.
4.2
Ratification of Agreements. The Loan Agreement, this Fifth Amendment, the Renewal Promissory Note, and each other Loan Document, as hereby amended, are acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement as amended by this Fifth Amendment. The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

ARTICLE V

Miscellaneous

5.1
Survival of Agreements. All representations, warranties, covenants and agreements of Borrower, herein or in any other Loan Document shall survive the execution and delivery of this Fifth Amendment, and the other Loan Documents and the performance hereof and thereof, including without limitation the making or granting of the Loan and the delivery of the Renewal Promissory Note and all other Loan Documents, and shall further survive until all of Borrower's Obligations to Lender are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Documents to Lender shall be deemed to constitute the representations and warranties by Borrower and/or agreements and covenants of Borrower under this Fifth Amendment and under the Loan Agreement.
5.2
Loan Document. This Fifth Amendment, the Renewal Promissory Note, and each other Loan Document executed in connection herewith are each a Loan Document and all provisions in the Loan Agreement, as amended, pertaining to Loan Documents apply hereto and thereto.
5.3
Governing Law. This Fifth Amendment shall be governed by and construed in all respects in accordance with the laws of the State of Texas and any applicable laws of the United States of America, including construction, validity and performance.
5.4
Counterparts. This Fifth Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Fifth Amendment.
5.5
Release of Claims. Borrower, by its execution of this Fifth Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the renewal, modification and extension of the Loan, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action which may exist, whether known or unknown, such items are hereby expressly waived and released by Borrower.
5.6
ENTIRE AGREEMENT. THIS FIFTH AMENDMENT, TOGETHER WITH ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS FIFTH AMENDMENT, AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUMENTS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT, REVISION, WAIYER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANY ALLEGED AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.

[Remainder of Page Intentionally Left Blank}

IN WITNESS WHEREOF, this Fifth Amendment is executed effective as of the date first written above.

BORROWER:		GUARANTY BANCSHARES, INC.
	By:	/s/ Ty Abston
Ty Abston, Chairman & CEO

LENDER:		FROST BANK
	By:	/s/ Justin D. Steinbach
Justin D. Steinbach, Senior Vice President

SIXTH AMENDMENT TO LOAN AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AGREEMENT (the "Sixth Amendment") dated as of the 31st day of March, 2023, to the Loan Agreement (the "Loan Agreement") made and entered into as of March 31, 2017, is by and between GUARANTY BANCSHARES, INC., a Texas corporation (the "Borrower"), and FROST BANK, a Texas state bank ("Lender"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to each of them in the Loan Agreement.

WITNESSETH:

WHEREAS, Borrower executed the Loan Agreement to govern that certain promissory note from Lender in the original principal amount of $25,000,000.00 (the "Note");

WHEREAS, Borrower and Lender executed an amendment to the Loan Agreement as evidenced by the First Amendment to Loan Agreement dated as of March 31, 2018, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower and Lender further executed an amendment to the Loan Agreement as evidenced by the Second Amendment to Loan Agreement dated as of March 31, 2019, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower and Lender further executed an amendment to the Loan Agreement as evidenced by the Third Amendment to Loan Agreement dated as of March 31, 2020, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower and Lender further executed an amendment to the Loan Agreement as evidenced by the Fourth Amendment to Loan Agreement dated as of March 31, 2021, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower and Lender further executed an amendment to the Loan Agreement as evidenced by the Fifth Amendment to Loan Agreement dated as of March 31, 2022, which among other things renewed, extended, and modified the Note;

WHEREAS, Borrower desires to renew and extend the unpaid principal balance of the Note and amend the Loan Agreement; and

WHEREAS, Lender agrees to renew, extend, and modify the Note and amend the Loan Agreement all as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

ARTICLE I

Amendment to Note and Loan Agreement

1.1
Amendment to Note and Loan Agreement. Borrower and Lender have agreed to amend the Note by renewing and extending the revolving line of credit period and maturity date through and including March 31, 2024 and as otherwise set forth therein. All references in the Loan Agreement to the Note shall be references to the Renewal Revolving Promissory Note dated of even date herewith in the original principal amount of $25,000,000 executed by Borrower in favor of Lender (the "Renewal Promissory Note").
1.2
Amendment to Article V of the Loan Agreement. Borrower and Lender agree to, and do hereby, amend the Loan Agreement by deleting Section 5.08 of the Loan Agreement in its entirety and substituting, therefore the following:

5.08 Limitation on Debt. Borrower shall not, nor allow any Subsidiary to, create, incur, assume, become liable in any manner in respect of, or suffer to exist, any debt for borrowed money except:

(a) debt, excluding debt created under this Agreement, not in excess of $500,000.00 (which amount shall not include any debt acquired by acquisition of another entity), calculated at the end of each quarter;

(b) debt created under this Agreement;

(c) debt secured by a purchase money security interest;

(d) $10,000,000.00 of Floating Rate Cumulative Trust Preferred Securities issued by the wholly owned subsidiaries of the Borrower;

(e) $41,936,000.00 of unsecured redeemable non-convertible debentures previously approved by Lender; or

(f) the aggregate of federal fund purchases, repurchase agreements, federal reserve borrowings, and advances from the Federal Home Loan Bank, calculated at the end of each fiscal quarter in an amount not to exceed fifteen percent (15%) of the Bank’s total assets, calculated at the end of each quarter.

ARTICLE II

Conditions of Effectiveness

2.1
Effective Date. This Sixth Amendment shall become effective as of the date hereof, when, and only when, Lender shall have received counterparts of this Sixth Amendment executed and delivered by Borrower and Lender, and when each of the following conditions shall have been met, all in form, substance, and date satisfactory to Lender:
(a).
Closing Documents. Borrower shall have executed and delivered to Lender (i) the Renewal Promissory Note, (ii) the Arbitration and Notice of Final Agreement, (iii) the Certificate of Corporate Resolutions, and (iv) this Sixth Amendment.
(b).
Additional Loan Documents. Borrower shall have executed and delivered to Lender such other documents as shall have been requested by Lender to renew, and extend, the Loan Documents to secure payment of the Obligations of Borrower, all in form satisfactory to Lender and its counsel.
(c).
Origination Fee. Borrower shall have paid to Lender a loan origination fee in the amount of Twenty-Five Thousand and No\100 Dollars ($25,000.00).

ARTICLE III

Representations and Warranties

3.1
Representations and Warranties. In order to induce Lender to enter into this Sixth Amendment, Borrower represents and warrants the following:
(a).
Borrower has the corporate power to execute and deliver this Sixth Amendment, the Renewal Promissory Note and other Loan Documents and to perform all of its obligations in connection herewith and therewith.
(b).
The execution and delivery by Borrower of this Sixth Amendment, the Renewal Promissory Note, and other Loan Documents and the performance of its obligations in connection herewith and therewith: (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Articles of Incorporation or Bylaws of such entity; (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.

(c).
There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or any properties or rights of Borrower, or involving this Sixth Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of Borrower to carry on business substantially as now conducted or materially and adversely affect the financial condition of Borrower, or materially and adversely affect the ability of Borrower to consummate the transactions contemplated by this Sixth Amendment.
(d).
The representations and warranties of Borrower contained in the Loan Agreement, this Sixth Amendment, the Renewal Promissory Note, and any other Loan Document securing Borrower's Obligations and indebtedness to Lender are correct and accurate on and as of the date hereof as though made on and as of the date hereof, except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated.

ARTICLE IV

Ratification of Obligations

4.1
Ratification of Obligation. The Borrower does hereby acknowledge, ratify and confirm that it is obligated and indebted to Lender as evidenced by the Loan Agreement (as amended by the Sixth Amendment), the Renewal Promissory Note, and all other Loan Documents.
4.2
Ratification of Agreements. The Loan Agreement, this Sixth Amendment, the Renewal Promissory Note, and each other Loan Document, as hereby amended, are acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement as amended by this Sixth Amendment. The execution, delivery and effectiveness of this Sixth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

ARTICLE V

Miscellaneous

5.1
Survival of Agreements. All representations, warranties, covenants and agreements of Borrower, herein or in any other Loan Document shall survive the execution and delivery of this Sixth Amendment, and the other Loan Documents and the performance hereof and thereof, including without limitation the making or granting of the Loan and the delivery of the Renewal Promissory Note and all other Loan Documents, and shall further survive until all of Borrower's Obligations to Lender are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Documents to Lender shall be deemed to constitute the representations and warranties by Borrower and/or agreements and covenants of Borrower under this Sixth Amendment and under the Loan Agreement.
5.2
Loan Document. This Sixth Amendment, the Renewal Promissory Note, and each other Loan Document executed in connection herewith are each a Loan Document and all provisions in the Loan Agreement, as amended, pertaining to Loan Documents apply hereto and thereto.
5.3
Governing Law. This Sixth Amendment shall be governed by and construed in all respects in accordance with the laws of the State of Texas and any applicable laws of the United States of America, including construction, validity and performance.
5.4
Counterparts. This Sixth Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Sixth Amendment.
5.5
Release of Claims. Borrower, by its execution of this Sixth Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the renewal, modification and extension of the Loan, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action which may exist, whether known or unknown, such items are hereby expressly waived and released by Borrower.

5.6
ENTIRE AGREEMENT. THIS SIXTH AMENDMENT, TOGETHER WITH ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS SIXTH AMENDMENT, AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUMENTS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT, REVISION, WAIYER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANY ALLEGED AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.

[Remainder of Page Intentionally Left Blank}

IN WITNESS WHEREOF, this Sixth Amendment is executed effective as of the date first written above.

BORROWER:	GUARANTY BANCSHARES, INC.
	By:	/s/ Ty Abston
Ty Abston, Chairman & CEO

LENDER:	FROST BANK, a Texas state bank
	By:	/s/ Justin D. Steinbach
Justin D. Steinbach, Senior Vice President